UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2007

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

4300 Wilson Boulevard, Suite 1100, Arlington, Virginia	22203
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                 REGULATION FD DISCLOSURE

On May 25, 2007, The AES Corporation issued a press release confirming its long-term guidance for the years 2007 through 2011. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein. Such information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01                 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, May 25, 2007, of The AES Corporation—AES PROVIDES GUIDANCE THROUGH 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

	By:	/s/ Roger Naill
Name: Roger Naill
Title: Vice President

Date: May 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 27, 2007, of The AES Corporation—AES PROVIDES GUIDANCE THROUGH 2011